Exhibit 99.2

Contact:	FOR RELEASE:
Richard E. Moran Jr.	August 1, 2001
Executive Vice President
and Chief Financial Officer
(310) 563-5533
or
Tyler H. Rose
Senior Vice President
and Treasurer
(310) 563-5531

KILROY REALTY CORPORATION REPORTS
SECOND QUARTER FINANCIAL RESULTS

     LOS ANGELES, August 1, 2001 – Kilroy Realty Corporation (NYSE: KRC) today reported financial results for its second quarter ended June 30, 2001, with net income of $15.1 million, or $0.55 per share, compared to $12.8 million, or $0.49 per share in the second quarter of 2000. Revenues for the period totaled $58.2 million, up from $45.3 million a year ago.

     For the first six months of 2001, the company reported net income of $21.5 million, or $0.79 per share, down from $22.4 million, or $0.84 per share, in the year-earlier period. Revenues for the six months totaled $108.6 million, up from $89.1 million in 2000.

     Funds from operations (FFO) for the second quarter were $28.2 million, or $0.93 per share, compared to $20.2 million, or $0.67 per share in the second quarter of 2000. For the first six months of 2001, FFO totaled $50.1 million, or $1.64 per share, up from $40.8 million, or $1.33 per share for the first six months of 2000. All per-share amounts in this report are presented on a diluted basis.

     The company’s second quarter results include a non-recurring lease termination fee of $5.4 million (or $0.18 per share) related to a lease default by a tenant at the company’s Westside Media Center project.

     KRC completed and stabilized two new office buildings during the second quarter aggregating 170,870 square feet of space for a total investment of approximately $37.5 million. The two buildings, both located in San Diego County, were 100% leased on completion. The company is currently developing or is committed to develop an additional 975,311 square feet of space in Southern California, with completion dates scheduled through 2002. This committed development pipeline, representing a total estimated investment of approximately $240 million, is currently 50% preleased.

     Some of the information presented in this release is forward-looking in nature within the meaning of the federal securities law. Although the information is based on the company's current best judgment, actual results, including the timing and total investment of the company’s development projects, and the timely leasing or re-leasing of space at current or anticipated rents, could vary from expectations stated here. Numerous factors will affect KRC's actual results, some of which are beyond the company's control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels, capital market conditions and risks detailed from time to time in the company’s SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K.

     Kilroy Realty Corporation is a Southern California-based real estate investment trust active in the office and industrial property sectors. For more than 50 years, the company has owned, developed, acquired and managed real estate assets in the coastal regions of California and Washington. Principal submarkets for KRC's current development program include Calabasas, West Los Angeles, El Segundo and coastal San Diego, where the company’s total development pipeline is over $500 million. At June 30, 2001, the company owned 7.2 million square feet of commercial office space and 5.6 million square feet of industrial space. More information on Kilroy Realty can be found at www.kilroyrealty.com.

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KILROY REALTY CORPORATION
SUMMARY QUARTERLY RESULTS
(unaudited, in thousands, except per share data)

	Three Months Ended June 30, 2001	Three Months Ended June 30, 2000	Six Months Ended June 30, 2001	Six Months Ended June 30, 2000

Revenues	$58,234	$45,336	$108,601	$89,106

Net income available to common stockholders (1)	$15,097	$12,804	$21,523	$22,381

Weighted average common shares outstanding - basic	27,160	26,259	26,938	26,744
Weighted average common shares outstanding - diluted	27,380	26,348	27,177	26,788

Net income per share of common stock - basic	$0.56	$0.49	$0.80	$0.84
Net income per share of common stock - diluted	$0.55	$0.49	$0.79	$0.84

Funds From Operations	$28,237	$20,153	$50,113	$40,832

Weighted average common shares/units outstanding - basic (2)	30,260	30,041	30,243	30,586
Weighted average common shares/units outstanding - diluted (2)	30,481	30,131	30,482	30,630

Funds From Operations per common share/unit - basic (2)	$0.93	$0.67	$1.66	$1.33
Funds From Operations per common share/unit - diluted (2)	$0.93	$0.67	$1.64	$1.33

Common shares outstanding at end of period			27,266	26,455
Common partnership units outstanding at end of period			3,063	3,748

Total common shares and units outstanding at end of period			30,329	30,203
	June 30, 2001	June 30, 2000

Occupancy rates:
California	94.5%	97.1%
Washington	99.8%	99.7%
Arizona	100.0%	100.0%
Nevada	100.0%	100.0%

Weighted average total	94.9%	97.3%

Total square feet of stabilized properties owned at end of period:
Office	7,235	6,333
Industrial	5,606	6,238

Total	12,841	12,571
(1) Net income after minority interests.
(2) Calculated based on weighted average shares outstanding assuming conversion of all common limited partnership units outstanding.

KILROY REALTY CORPORATION CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	June 30, 2001	December 31, 2000

ASSETS
INVESTMENT IN REAL ESTATE:
Land and improvements	$285,733	$266,444
Buildings and improvements	1,154,660	1,054,995
Undeveloped land and construction in progress, net	143,564	162,633
Investment in unconsolidated real estate		12,405

Total investment in real estate	1,583,957	1,496,477
Accumulated depreciation and amortization	(224,157)	(205,332)

Investment in real estate, net	1,359,800	1,291,145

Cash and cash equivalents	13,898	17,600
Restricted cash	7,222	35,014
Tenant receivables, net	30,095	32,521
Note receivable from related party		33,274
Deferred financing and leasing costs, net	37,455	39,674
Prepaid expenses and other assets	5,371	7,941

TOTAL ASSETS	$1,453,841	$1,457,169

LIABILITIES & STOCKHOLDERS' EQUITY
LIABILITIES:
Secured debt	$438,947	$432,688
Unsecured line of credit	185,000	191,000
Unsecured term facility	100,000	100,000
Accounts payable and accrued expenses	38,554	33,911
Accrued distributions	14,558	13,601
Rents received in advance and tenant security deposits	16,302	17,810

Total liabilities	793,361	789,010

MINORITY INTERESTS:
8.075% Series A Cumulative Redeemable
Preferred unitholders	73,716	73,716
9.375% Series C Cumulative Redeemable
Preferred unitholders	34,464	34,464
9.250% Series D Cumulative Redeemable
Preferred unitholders	44,321	44,321
Common unitholders of the Operating Partnership	50,076	62,485
Minority interest in Development LLCs	12,177	11,748

Total minority interests	214,754	226,734

STOCKHOLDERS' EQUITY:
Common stock	273	265
Additional paid-in capital	474,864	460,390
Distributions in excess of earnings	(23,742)	(19,230)
Accumulated other comprehensive loss	(5,669)

Total stockholders' equity	445,726	441,425

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$1,453,841	$1,457,169

KILROY REALTY CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share data)

	Three Months Ended June 30, 2001	Three Months Ended June 30, 2000	Six Months Ended June 30, 2001	Six Months Ended June 30, 2000

REVENUES:
Rental income	$46,029	$39,370	$90,408	$77,072
Tenant reimbursements	6,170	4,594	11,690	9,288
Interest income	277	1,016	713	1,302
Other income	5,758	356	5,790	1,444

Total revenues	58,234	45,336	108,601	89,106

EXPENSES:
Property expenses	7,443	6,074	14,338	11,532
Real estate taxes	4,744	3,049	8,379	6,436
General and administrative expenses	3,034	2,555	6,388	5,187
Ground leases	375	399	767	788
Interest expense	10,612	9,948	21,403	17,776
Depreciation and amortization	12,521	9,645	25,954	18,968

Total expenses	38,729	31,670	77,229	60,687

Income from operations	19,505	13,666	31,372	28,419
Net gains on dispositions of operating properties	1,234	4,273	1,539	3,968

Income before minority interests and cumulative effect
of change in accounting principle	20,739	17,939	32,911	32,387

Minority interests:
Distributions on Cumulative Redeemable
Preferred units	(3,375)	(3,375)	(6,750)	(6,750)
Minority interest in earnings of Operating Partnership	(1,796)	(1,843)	(2,641)	(3,215)
Minority interest in earnings of Development LLCs	(471)	83	(605)	(41)

Total minority interests	(5,642)	(5,135)	(9,996)	(10,006)

Net income before cumulative effect of change in
accounting principle	15,097	12,804	22,915	22,381
Cumulative effect of change in accounting principle			(1,392)

Net income	$15,097	$12,804	$21,523	$22,381

Weighted average shares outstanding - basic	27,160	26,259	26,938	26,744
Weighted average shares outstanding - diluted	27,380	26,348	27,177	26,788
Income per common share - basic	$0.56	$0.49	$0.80	$0.84

Income per common share - diluted	$0.55	$0.49	$0.79	$0.84

KILROY REALTY CORPORATION
FUNDS FROM OPERATIONS
(unaudited, in thousands, except per share data)

	Three Months Ended June 30, 2001	Three Months Ended June 30, 2000	Six Months Ended June 30, 2001	Six Months Ended June 30, 2000

Net income	$15,097	$12,804	$21,523	$22,381
Adjustments:
Minority interest in earnings of Operating Partnership	1,796	1,843	2,641	3,215
Depreciation and amortization	12,030	9,645	25,000	18,968
Net gains on dispositions of operating properties	(1,234)	(4,273)	(1,539)	(3,968)
Cumulative effect of change in accounting principle			1,392
Non-cash amortization of restricted stock grants	548	134	1,096	236

Funds From Operations	$28,237	$20,153	$50,113	$40,832

Weighted average common shares/units outstanding - basic	30,260	30,041	30,243	30,586
Weighted average common shares/units outstanding - diluted	30,481	30,131	30,482	30,630
Funds From Operations per common share/unit - basic	$0.93	$0.67	$1.66	$1.33

Funds From Operations per common share/unit - diluted	$0.93	$0.67	$1.64	$1.33

KILROY REALTY CORPORATION
FUNDS AVAILABLE FOR DISTRIBUTION
(unaudited, in thousands, except per share data)

	Three Months Ended June 30, 2001	Three Months Ended June 30, 2000	Six Months Ended June 30, 2001	Six Months Ended June 30, 2000

Funds From Operations	$28,237	$20,153	$50,113	$40,832
Adjustments:
Amortization of deferred financing costs	399	487	780	693
Tenant improvements, leasing commissions
and recurring capital expenditures	(3,668)	(1,827)	(4,679)	(2,731)
Net effect of straight-line rents	(873)	(1,549)	(2,587)	(3,057)

Funds Available for Distribution	$24,095	$17,264	$43,627	$35,737

Funds Available for Distribution per common share/unit - basic	$0.80	$0.57	$1.44	$1.17

Funds Available for Distribution per common share/unit - diluted	$0.79	$0.57	$1.43	$1.17